UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K filed by Red Mountain Resources, Inc. on October 19, 2012 (as amended by Amendment No. 1 to the Current Report on Form 8-K filed by Red Mountain Resources, Inc. on November 7, 2012, the “Original Filing”), is being filed to correct certain disclosures contained in Item 3.02 under the caption “Debenture Purchase Agreements.” Except to the extent modified, the foregoing item has not been amended, including to reflect other events occurring after the Original Filing or to modify or update those disclosures affected by subsequent events. Other events occurring after the filing of the Original Filing or other disclosures necessary to reflect subsequent events have been addressed in the Company’s reports filed with the Securities and Exchange Commission subsequent to the filing of the Original Filing.

Item 3.02 Unregistered Sales of Equity Securities

Debenture Purchase Agreements

On October 8, 2012, the Company entered into debenture purchase agreements with two holders of Series 2009B Debentures (the “2009B Debentures”) of O&G Leasing, LLC (“O&G”) pursuant to which the holders agreed to sell an aggregate of $165,000 principal amount of 2009B Debentures plus any accrued and unpaid interest, in exchange for the issuance of 154,948 shares of the Company’s common stock.

On October 15, 2012, the Company entered into a debenture purchase agreement with a holder of Senior Series 2009A Debentures (the “2009A Debentures”) of O&G pursuant to which the holder agreed to sell an aggregate of $75,000 principal amount of 2009A Debentures plus any accrued and unpaid interest, in exchange for the issuance of 67,042 shares of the Company’s common stock.

On October 18, 2012, the Company entered into debenture purchase agreements with three holders of the 2009A Debentures and 2009B Debentures pursuant to which the holders agreed to sell an aggregate of $3,000,000 principal amount of 2009A Debentures and $1,255,000 principal amount of 2009B Debentures, plus any accrued and unpaid interest, in exchange for the issuance of 3,860,222 shares of the Company’s common stock.

The sale of the Company’s common stock was made in reliance on the private placement exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. The sale of the Company’s common stock was conducted without general solicitation or general advertising, each of the purchasers represented that it was an “accredited investor” as defined in Rule 501 of Regulation D and each purchaser represented that the common stock was acquired for its own account and not with a view to resale or distribution. The common stock to be issued to the purchasers will also contain appropriate restricted stock legends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 15, 2013

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer